As filed with the Securities and Exchange Commission on August 29, 1997
                                                     Registration No. 33-_______

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933


                                PMC-SIERRA, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                                        94-2925073
 ------------------------                   ------------------------------------
 (State of Incorporation)                   (I.R.S. Employer Identification No.)

                              105-8555 Baxter Place
                        Burnaby, British Columbia V5A 4V7
                                     Canada
                    (Address of principal executive offices)



                            1994 INCENTIVE STOCK PLAN
                            (Full title of the plan)


                          The Corporation Trust Company
                               1209 Orange Street
                           Wilmington, Delaware 19801
                                  (800)677-3394
            (Name, address and telephone number of agent for service)



                                    Copy to:
                                  Neil J. Wolff
                     Wilson Sonsini Goodrich & Rosati, P.C.
                               650 Page Mill Road
                        Palo Alto, California 94304-1050
                                  (650)493-9300


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


                         CALCULATION OF REGISTRATION FEE


                                               Proposed           Proposed
        Title of                               Maximum            Maximum             Amount
       Securities             Amount           Offering          Aggregate              of
         to be                to be           Price Per           Offering         Registration
       Registered           Registered         Share(1)           Price(1)             Fee
-----------------------------------------------------------------------------------------------

Common Stock..........      500,000 shs        $32.4375          $16,218,750.00      $4,914.77


(1) Estimated pursuant to Rule 457 solely for the purpose of calculating the registration fee. Based on the average of the high and low prices of the Common Stock on August 28, 1997 as reported on The Nasdaq Stock Market.

                      STATEMENT UNDER GENERAL INSTRUCTION E

      The contents of the Registrant's Form S-8 Registration Statements (File No. 33-80992, 33-94790 and 333-13359) are incorporated by reference into this Registration Statement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Burnaby, British Columbia, Canada on this 26th day of August, 1997.

                                            PMC-SIERRA, INC.

                                            By: /S/ ROBERT L. BAILEY
                                                ---------------------------
                                                Robert L. Bailey, President and
                                                Chief Executive Officer


                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each such person whose signature appears below constitutes and appoints, jointly and severally, Robert
L. Bailey and John W. Sullivan his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


         Signature             Title                                  Date
         ---------             -----                                  ----


/S/ ROBERT L. BAILEY          President and Chief Executive      August 26, 1997
-----------------------       Officer (Principal Executive
Robert L. Bailey              Officer)


/S/ JOHN SULLIVAN             Chief Financial Officer            August 26, 1997
-----------------------       (Principal Financial and
John Sullivan                 Accounting Officer)


/S/ JAMES V. DILLER           Chairman of the Board of           August 26, 1997
-----------------------       Directors
James V. Diller


                              Director                           August __, 1997
-----------------------
Alexandre Balkanski


/S/ COLIN BEAUMONT            Director                           August 26, 1997
-----------------------
Colin Beaumont


/S/ MICHAEL L. DIONNE         Director                           August 26, 1997
-----------------------
Michael L. Dionne


/S/ FRANK J. MARSHALL         Director                           August 26, 1997
-----------------------
Frank J. Marshall

                                  EXHIBIT INDEX



                                                                   Sequentially
   Exhibit                                                           Numbered
   Number                         Exhibit                             Page
   ------                         -------                             ----

    5.1     Opinion of Wilson, Sonsini, Goodrich & Rosati,
            Professional Corporation

   23.1     Consent of Ernst & Young, LLP, Independent Auditors

   23.2     Consent of Counsel (Contained in Exhibit 5.1 above)

   24.1     Power of Attorney (Contained in Signature Page to
            Registration Statement)